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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number      811-06591
Invesco Quality Municipal Income Trust
(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices)      (Zip code)
Philip A. Taylor 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code:      (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 2/28/11

Item 1. Reports to Stockholders.

Annual Report to Shareholders	February 28, 2011

Invesco Quality Municipal Income Trust
NYSE: IQI

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Supplemental Information
7	Dividend Reinvestment Plan
8	Schedule of Investments
17	Financial Statements
20	Notes to Financial Statements
27	Financial Highlights
29	Auditor’s Report
30	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
As a strong organization with a single focus – investment management – Invesco today offers investment capabilities to meet the needs of virtually any investor.
     Investment excellence is our goal. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 341 2929. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Quality Municipal Income Trust

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds.
As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco Quality Municipal Income Trust

Management’s Discussion of Trust Performance

Performance summary
Please note that the fiscal year-end for Invesco Quality Municipal Income Trust has changed to February 28. Therefore, the period covered by this report is from October 31, 2010, the date of the last annual report, through February 28, 2011, the Trust’s new fiscal year-end.
     The Trust’s return can be calculated based on either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two returns can differ, as they did during the reporting period.

Performance
Cumulative total returns, 10/31/10 to 2/28/11

Trust at NAV	-6.62%

Trust at Market Value	-9.55

Market Price Discount to NAV as of 2/28/11	-3.36

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price.
     Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest
We seek to provide investors with current income exempt from federal income tax, primarily by investing in a diversified portfolio of investment grade tax-exempt municipal securities.
     We seek to achieve the Trust’s investment objective by investing primarily in municipal obligations that are rated investment grade by at least one nationally recognized statistical rating organization. Municipal obligations include municipal bonds, municipal notes and municipal commercial paper. The Trust may invest in taxable investment grade securities, or if not rated, securities we determine to be of comparable quality. From time to time, we may invest in municipal securities that pay interest that is subject to the federal alternative minimum tax.
     We employ a bottom-up, research-driven approach to identify securities that have attractive risk/reward characteristics for the sectors in which we invest. We also integrate macroeconomic analysis and forecasting into our evaluation and ranking of various sectors and individual securities. Finally, we employ leverage in an effort to enhance the Trust’s income and total return.
     Sell decisions are based on:
■	A deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis.

■	A deterioration or likely deterioration of the broader fundamentals of a particular industry or sector.

■	Opportunities in the secondary or primary market to exchange into a security with better relative value.

Market Conditions and your Trust
In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. However, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for eurozone countries) and became a focal point of investor concern.
     In the U.S., economic recovery was present, although the pace was modest as stubbornly high unemployment and export weakness continued to weigh on the economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 3.1% in the fourth quarter of 2010, a marked improvement from the 2.6% decrease in 2009.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in a range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy by stating: “The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”2
     During the four-month period covered by this report, municipal bond mutual funds experienced extensive net outflows. Market volatility was heightened across the municipal asset class as U.S. Treasury yields increased and the market

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	76.1%

General Obligation Bonds	15.3

Pre-refunded Bonds	6.3

Other	2.3

Top Five Fixed Income Holdings

1.	City of South Miami
	Health Facilities Authority	3.7%

2.	City & County of Honolulu	3.6

3.	Passaic Valley Sewage Commissioners	3.5

4.	Metropolitan Transportation Authority	3.5

5.	City of San Antonio	3.1

Total Net Assets
Applicable to Common Shares	$286.6 million

Total Number of Holdings	200
The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

4 Invesco Quality Municipal Income Trust

was flooded with new issuance during the last two months of 2010 in anticipation of the Build America Bond (BAB) program ending. These factors contributed to rising investor fears regarding the health of municipal finances, leading to redemptions and lower municipal bond prices.
     In terms of yield curve positioning, the Trust’s exposure to the long end (15+ years) of the yield curve detracted from returns as yields increased during most of the reporting period. Some of our yield curve and duration positioning was obtained through the use of inverse floating rate securities. Inverse floating rate securities are instruments which have an inverse relationship to a referenced interest rate. Inverse floating rate securities can be a more efficient way to manage duration, yield curve exposure and credit exposure and potentially can enhance yield.
     Sector performance was driven by quality spread widening for most of the reporting period before tightening in February, largely due to increased volatility and higher tax-exempt issuance. As a result, BBB-rated and lower credit quality sectors underperformed and detracted from Trust performance as we held exposure to these market segments.
     At the sector level, our exposure to health care bonds detracted from returns for the reporting period.
     We employ leverage in an effort to enhance the Trust’s income and total return. Leverage simply magnifies the performance of the Trust, either up or down, and can be implemented several ways. The Trust achieves a leveraged position through both borrowings and the use of financial instruments, which include auction rate preferred shares. During the reporting period, the use of leverage slightly detracted from returns.
     As stated earlier, the Trust trades at a market price and also has an NAV. For most of the reporting period, the Trust traded at a discount to its NAV. The Trust fluctuated between trading at a premium and at a discount to NAV at the end of January and beginning of February. The Trust ended the four-month reporting period trading at a discount.
     Thank you for investing in Invesco Quality Municipal Income Trust and for sharing our long-term investment horizon.

1	Bureau of Economic Analysis
2	U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Trust and, if applicable, index disclosures later in this report.
Thomas Byron
Portfolio manager, is manager of Invesco Quality Municipal Income Trust. Mr. Byron joined Invesco in 2010. He was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 1981 to 2010 and began managing the Trust in 2009. Mr. Byron earned a B.S. in finance from Marquette University and an M.B.A. in finance from DePaul University.
Robert Stryker
Chartered Financial Analyst, portfolio manager, is manager of Invesco Quality Municipal Income Trust. Mr. Stryker joined Invesco in 2010. He was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 1994 to 2010 and began managing the Trust in 2009. Mr. Stryker earned a B.S. in finance from the University of Illinois, Chicago.
Robert Wimmel
Portfolio manager, is manager of Invesco Quality Municipal Income Trust. Mr. Wimmel joined Invesco in 2010. He was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 1996 to 2010 and began managing the Trust in 2009. Mr. Wimmel earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.

5 Invesco Quality Municipal Income Trust

Invesco Quality Municipal Income Trust’s investment objective is to provide current income which is exempt from federal income tax.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets applicable to common shares.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Trust’s reports, visit invesco.com/fundreports.

Principal risks of investing in the Trust
■	The prices of securities held by the Trust may decline in response to market risks.

■	Other risks are described and defined later in this report.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Trust performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

NYSE Symbol	IQI

6 Invesco Quality Municipal Income Trust

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Trust. Under the Plan, the money you earn from dividends and capital gains distributions will be reinvested automatically in more shares of your Trust, allowing you to potentially increase your investment over time.

Plan benefits
■	Add to your account

You may increase the amount of shares in your Trust easily and automatically with the Plan.

■	Low transaction costs

Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

■	Convenience

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to invesco.com/us.

■	Safekeeping

The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can enroll in the Plan by visiting invesco.com/us, calling toll-free 800 341 2929 or notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Please include your Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before such Distributions are paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distributions.

How the Plan Works
If you choose to participate in the Plan, whenever your Trust declares such Distributions, it will be invested in additional shares of your Trust that are purchased on the open market.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by your Trust. However, you will pay your portion of any per share fees incurred when the new shares are purchased on the open market. These fees are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all Participants in blocks, resulting in lower commissions for each individual Participant. Any per share or service fees are averaged into the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
     Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the Plan at any time by calling 800 341 2929, visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.	If you opt to continue to hold your non-certificated shares, whole shares will be held by the Agent and fractional shares will be sold. The proceeds will be sent via check to your address of record after deducting per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.
     To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

7 Invesco Quality Municipal Income Trust

Schedule of Investments

February 28, 2011

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–164.42%
Alabama–0.35%
Birmingham (City of) Airport Authority; Series 2010, Airport RB (INS–AGM)(a)	5.25%	07/01/30	$1,000	$1,010,600

Alaska–0.83%
Northern Tobacco Securitization Corp.; Series 2006 A, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/46	4,000	2,366,120

Arizona–5.78%
Arizona (State of) Transportation Board; Series 2002 A, Ref. Highway RB	5.25%	07/01/19	2,000	2,136,460

Maricopa (County of) Pollution Control Corp. (Arizona Public Service Co. Palo Verde); Series 2009 A, Ref. PCR(b)(c)	6.00%	05/01/14	650	683,449

Phoenix (City of) Civic Improvement Corp.;
Series 2002, Jr. Lien Water System RB (INS–NATL)(a)	5.00%	07/01/26	3,800	3,801,216

Series 2002 B, Sr. Lien Airport RB (INS–NATL)(a)(d)	5.25%	07/01/32	3,000	2,850,270

Pima (County of) Industrial Development Authority (Tucson Electric Power Co.); Series 2010 A, IDR	5.25%	10/01/40	1,175	1,054,339

Salt River Project Agricultural Improvement & Power District; Series 2002 B, Electric System RB(e)	5.00%	01/01/31	6,000	6,034,680

				16,560,414

California–23.86%
Alhambra Unified School District (Election of 2004);
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(f)	0.00%	08/01/35	1,575	299,187

Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(f)	0.00%	08/01/36	2,545	449,676

California (State of); Series 2004 A, Economic Recovery Unlimited Tax GO Bonds	5.00%	07/01/16	4,000	4,053,240

California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center); Series 2005, Ref. RB	5.00%	11/15/34	600	539,232

California (State of) Health Facilities Financing Authority (Kaiser Permanente); Series 2006 A, RB	5.25%	04/01/39	2,000	1,739,040

California (State of) Statewide Communities Development Authority (California Baptist University); Series 2007 A, RB	5.40%	11/01/27	4,000	3,511,280

California (State of) Statewide Communities Development Authority (John Muir Health); Series 2006 A, RB	5.00%	08/15/32	5,000	4,523,750

California (State of); Series 2003, Unlimited Tax GO Bonds	5.25%	02/01/19	5,000	5,309,700

California Infrastructure & Economic Development Bank; Series 2003 A, First Lien Bay Area Toll Bridges Seismic Retrofit RB(b)(e)(g)	5.00%	01/01/28	5,000	5,624,600

California Infrastructure & Economic Development Bank (The Scripps Research Institute); Series 2005 A, RB	5.00%	07/01/29	3,000	3,016,650

Dry Creek Joint Elementary School District (Election of 2008-Measure E);
Series 2009, Unlimited Tax CAB GO Bonds(f)	0.00%	08/01/40	4,685	608,207

Series 2009, Unlimited Tax CAB GO Bonds(f)	0.00%	08/01/41	4,535	550,912

Golden State Tobacco Securitization Corp.;
Series 2005 A, Enhanced Tobacco Settlement Asset-Backed RB (INS–AMBAC)(a)	5.00%	06/01/29	6,000	5,351,460

Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/47	4,100	2,459,795

Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.75%	06/01/47	1,150	767,924

Los Angeles (City of); Series 2004 A, Unlimited Tax GO Bonds (INS–NATL)(a)	5.00%	09/01/24	4,000	4,139,120

Moreland School District (Crossover); Series 2014 C, Ref. Unlimited Tax CAB GO Bonds (INS–AMBAC)(a)(f)	0.00%	08/01/29	1,745	505,736

Oak Grove School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds(f)	0.00%	08/01/28	1,270	400,761

Oakland (Port of);
Series 2002 L, RB(b)(d)(g)	5.00%	11/01/12	110	118,179

Series 2002 L, RB(b)(d)(g)	5.00%	11/01/12	445	478,086

Series 2002 L, RB (INS–NATL)(a)(d)	5.00%	11/01/21	890	865,908

Series 2002 L, RB (INS–NATL)(a)(d)	5.00%	11/01/32	3,555	2,961,706

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Quality Municipal Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Regents of the University of California;
Series 2007 J, General RB (INS–AGM)(a)(e)	4.50%	05/15/31	$2,760	$2,461,147

Series 2007 J, General RB (INS–AGM)(a)(e)	4.50%	05/15/35	2,240	1,906,128

Series 2009 O, General RB	5.25%	05/15/39	500	495,955

San Diego (County of) (Burnham Institute for Medical Research); Series 2006, COP	5.00%	09/01/34	1,000	770,020

San Diego (County of) Regional Airport Authority; Series 2010 A, Sub. Airport RB	5.00%	07/01/34	875	799,050

San Diego (County of) Water Authority; Series 2002 A, Water Revenue COP (INS–NATL)(a)	5.00%	05/01/27	3,720	3,735,326

San Francisco (City & County of) (Laguna Honda Hospital); Series 2008 R-3, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)(e)	5.00%	06/15/28	960	964,531

San Francisco (City & County of) Public Utilities Commission; Series 2009 A, Water RB	5.00%	11/01/27	2,500	2,573,425

Southern California Tobacco Securitization Authority; Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/37	3,000	1,956,960

Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP (INS–AGM)(a)(b)(c)	3.50%	05/31/13	1,000	1,000,000

Twin Rivers Unified School District; Series 2009, Unlimited Tax CAB GO BAN(f)	0.00%	04/01/14	1,350	1,226,218

William S. Hart Union High School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds(f)	0.00%	08/01/32	10,100	2,218,970

				68,381,879

Colorado–3.59%
Boulder (County of) (University Corp. for Atmospheric Research);
Series 2002, Development RB (INS–NATL)(a)	5.38%	09/01/18	1,750	1,843,118

Series 2002, Development RB (INS–NATL)(a)	5.38%	09/01/21	1,750	1,830,308

Colorado (State of) Educational & Cultural Facilities Authority (Peak to Peak Charter School); Series 2004, Ref. Improvement RB (INS–SGI)(a)	5.25%	08/15/34	2,000	1,827,640

Colorado (State of) Health Facilities Authority (Catholic Health Initiatives); Series 2009 A, RB	5.00%	07/01/39	2,000	1,822,440

Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3); Series 2010, Private Activity RB	6.00%	01/15/41	1,500	1,384,920

Denver (City of) Convention Center Hotel Authority; Series 2006, Ref. Sr. RB (INS–SGI)(a)	5.00%	12/01/30	1,590	1,311,241

Public Authority for Colorado Energy; Series 2008, Natural Gas Purchase RB	6.25%	11/15/28	265	273,045

				10,292,712

Delaware–0.27%
New Castle (County of) (Newark Charter School, Inc.); Series 2006, Development RB	5.00%	09/01/36	1,000	785,380

District of Columbia–1.91%
District of Columbia; Series 2006 B-1, Ballpark RB (INS–NATL)(a)	5.00%	02/01/31	6,000	5,473,380

Florida–8.86%
Broward (County of) School Board; Series 2001 A, COP (INS–AGM)(a)	5.00%	07/01/26	2,000	2,000,260

Highlands (County of) Health Facilities Authority (Adventist Health);
Series 2006 C, RB(b)(c)(g)	5.25%	11/15/16	75	88,697

Series 2006 C, RB(c)	5.25%	11/15/36	2,925	2,744,499

JEA (St. Johns River Power Park System Issue 2); Series 2002-17, Ref. RB	5.00%	10/01/18	3,300	3,370,785

Miami-Dade (County of) (Building Better Communities Program); Series 2008 B-1, Unlimited Tax GO Bonds	6.00%	07/01/38	2,000	2,122,740

Miami-Dade (County of) (Miami International Airport-Hub of the Americas); Series 2009 B, Aviation RB (INS–AGC)(a)	5.00%	10/01/25	1,250	1,280,650

Miami-Dade (County of) Expressway Authority; Series 2010 A, Ref. Toll System RB	5.00%	07/01/40	1,500	1,364,955

Miami-Dade (County of) Health Facilities Authority (Miami Children’s Hospital); Series 2010 A, Ref. Hospital RB	6.00%	08/01/30	565	566,175

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Quality Municipal Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–(continued)

Palm Beach (County of) Solid Waste Authority; Series 2009, Improvement RB (INS–BHAC)(a)	5.50%	10/01/23	$1,200	$1,295,772

South Miami (City of) Health Facilities Authority (Baptist Health South Florida Obligated Group); Series 2007, Hospital RB	5.00%	08/15/42	12,000	10,571,400

				25,405,933

Georgia–4.03%
Atlanta (City of); Series 2004 J, Airport Passenger Facility Charge & Sub. Lien General RB (INS–AGM)(a)	5.00%	01/01/34	2,000	1,954,600

Georgia (State of) Road & Tollway Authority;
Series 2003, Gtd. RB(b)(g)	5.00%	10/01/13	6,000	6,391,920

Series 2003, Gtd. RB	5.00%	10/01/23	3,000	3,199,860

				11,546,380

Hawaii–4.47%
Hawaii (State of) Department of Budget & Finance (Hawai’i Pacific Health Obligated Group); Series 2010 B, Special Purpose RB	5.75%	07/01/40	770	711,665

Hawaii (State of); Series 2010 A, Airport System RB	5.00%	07/01/39	1,925	1,797,911

Honolulu (City & County of); Series 2003 A, Unlimited Tax GO Bonds (INS–NATL)(a)	5.25%	03/01/26	10,000	10,301,600

				12,811,176

Idaho–1.46%
Idaho (State of) Housing & Finance Association (Federal Highway Trust Fund); Series 2008 A, Grant & RAB (INS–AGC)(a)	5.25%	07/15/23	2,600	2,802,020

Idaho (State of) Housing & Finance Association;
Series 1992 E, Sr. Single Family Mortgage RB(d)	6.75%	07/01/12	10	10,034

Series 2000 E, Single Family Mortgage RB(d)	6.00%	01/01/32	575	590,197

Regents of the University of Idaho (The); Series 2011, Ref. General RB(b)(c)	5.25%	04/01/21	710	769,569

				4,171,820

Illinois–11.07%
Chicago (City of) (Chicago O’Hare International Airport); Series 2003 B-2, Third Lien General Airport RB (INS–AGM)(a)(d)	5.75%	01/01/23	4,000	4,084,080

Chicago (City of); Series 2007 A, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)(e)(h)	5.00%	01/01/37	7,250	6,393,993

Granite City (City of) (Waste Management, Inc.); Series 2002, Solid Waste Disposal RB(b)(c)(d)	3.50%	05/01/13	2,200	2,195,578

Illinois (State of) (Illinois Fund of Infrastructure, Roads, Schools and Transit); Series 2002, Unlimited Tax GO Bonds (INS–NATL)(a)	5.38%	07/01/20	6,000	6,031,500

Illinois (State of) Finance Authority (Little Company of Mary Hospital & Health Care Centers); Series 2010, RB	5.38%	08/15/40	1,325	1,155,347

Illinois (State of) Finance Authority (Northwestern Memorial Hospital); Series 2009 B, RB	5.00%	08/15/16	830	920,138

Illinois (State of) Finance Authority (Resurrection Health Care Corp.); Series 2009, Ref. RB	6.13%	05/15/25	1,650	1,640,232

Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group); Series 2009 A, RB	7.25%	11/01/38	645	686,596

Illinois (State of) Finance Authority (Swedish Covenant Hospital);
Series 2010 A, Ref. RB	5.75%	08/15/29	2,360	2,269,164

Series 2010 A, Ref. RB	6.00%	08/15/38	1,235	1,172,978

Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2010 A, Dedicated State Tax RB	5.50%	06/15/50	1,375	1,264,752

Railsplitter Tobacco Settlement Authority; Series 2010, Tobacco Settlement RB	5.50%	06/01/23	2,000	1,917,220

Schaumburg (Village of); Series 2004 B, Unlimited Tax GO Bonds (INS–NATL)(a)	5.25%	12/01/34	2,000	2,012,020

				31,743,598

Indiana–5.23%
Indiana (State of) Finance Authority (Clarion Health Obligated Group); Series 2006 A, Hospital RB	5.25%	02/15/40	2,105	1,829,834

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Quality Municipal Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Indiana–(continued)

Indiana Bond Bank,
Series 2001 A, RB(b)(g)	5.00%	02/01/13	$7,495	$8,187,913

Series 2001 A, RB	5.00%	02/01/23	2,505	2,620,957

Marion (County of) Convention & Recreational Facilities Authority; Series 2003 A, Sr. Ref. Excise Taxes Lease Rental RB (INS–AMBAC)(a)	5.00%	06/01/21	1,400	1,448,132

Rockport (City of) (Indiana Michigan Power Co.); Series 2009 B, Ref. PCR(b)(c)	6.25%	06/02/14	820	902,779

				14,989,615

Iowa–1.38%
Iowa (State of) (IJOBS Program);
Series 2009 A, Special Obligation RB(e)(h)	5.00%	06/01/25	2,120	2,261,107

Series 2009 A, Special Obligation RB(e)(h)	5.00%	06/01/26	1,590	1,680,725

				3,941,832

Kansas–0.26%
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB	5.50%	11/15/29	730	743,082

Kentucky–0.33%
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.); Series 2010 A, Hospital Facilities RB	6.50%	03/01/45	1,000	955,330

Louisiana–1.11%
East Baton Rouge (Parish of) (Exxon Corp.); Series 1993, Ref. VRD PCR(i)	0.16%	03/01/22	500	500,000

Lafayette (City of) Public Trust Financing Authority (Ragin’ Cajun Facilities, Inc. Housing & Parking); Series 2010, RB (INS–AGM)(a)	5.25%	10/01/30	1,150	1,155,531

Louisiana (State of) Offshore Terminal Authority (Loop LLC); Series 2007 B-2, Deepwater Port RB(b)(c)	4.30%	10/01/11	1,500	1,521,765

				3,177,296

Maryland–0.90%
Baltimore (County of) (Oak Crest Village Inc. Facility); Series 2007 A, RB	5.00%	01/01/37	1,105	944,001

Maryland (State of) Economic Development Corp. (Terminal); Series 2010 B, RB	5.75%	06/01/35	1,080	975,348

Maryland (State of) Health & Higher Educational Facilities Authority (King Farm Presbyterian Retirement Community); Series 2007 B, RB	5.00%	01/01/17	710	671,376

				2,590,725

Massachusetts–1.81%
Massachusetts (State of) Health & Educational Facilities Authority (Berklee College of Music); Series 2007 A, RB	5.00%	10/01/32	1,100	1,074,392

Massachusetts (State of) Health & Educational Facilities Authority (Boston College); Series 2008 M-2, RB	5.50%	06/01/30	1,600	1,801,200

Massachusetts (State of) Health & Educational Facilities Authority (Tufts University); Series 2008 N-2, VRD RB(i)	0.15%	08/15/34	2,300	2,300,000

				5,175,592

Michigan–3.47%
Michigan (State of) Strategic Fund (The Detroit Edison Co. Pollution Control Bonds); Series 1999 C, Ref. Limited Obligation RB(d)	5.65%	09/01/29	5,000	5,001,100

Wayne (Charter County of) (Detroit Metropolitan Wayne County Airport); Series 2002 D, Ref. Airport RB (INS–NATL)(a)(d)	5.50%	12/01/17	3,000	3,046,650

Wayne State University Board of Governors; Series 2008, Ref. General RB (INS–AGM)(a)	5.00%	11/15/25	1,855	1,905,753

				9,953,503

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Quality Municipal Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Minnesota–0.70%
Western Minnesota Municipal Power Agency (Transmission); Series 2003 A, RB (INS–NATL)(a)	5.00%	01/01/30	$2,000	$2,001,960

Missouri–0.91%
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services); Series 2005 A, Senior Living Facilities RB	5.38%	02/01/35	1,125	1,019,059

Missouri (State of) Health & Educational Facilities Authority (St. Francis Medical Center); Series 1996 A, VRD RB (LOC–Bank of America, N.A.)(i)(j)	0.24%	06/01/26	1,500	1,500,000

Missouri (State of) Housing Development Commission (Homeownership Loan Program); Series 2000 B-1, Single Family Mortgage RB (CEP–GNMA)(d)	6.25%	03/01/31	100	101,523

				2,620,582

Montana–1.28%
Forsyth (City of) (Portland General Electric Co.); Series 1998 A, Ref. PCR	5.00%	05/01/33	1,600	1,560,112

Montana (State of) Board of Housing; Series 2000 B-2, Single Family Mortgage RB(d)	6.00%	12/01/29	2,075	2,104,237

				3,664,349

Nebraska–0.35%
Nebraska (State of) Educational Finance Authority (Creighton University); Series 2005 B, Ref. VRD RB(i)	0.27%	12/15/12	1,000	1,000,000

Nevada–4.73%
Clark (County of) (Las Vegas-McCarran International Airport); Series 2010 A, Passenger Facility Charge RB	5.13%	07/01/34	1,000	929,870

Clark (County of);
Series 2003 C, Jet Aviation Fuel Tax Airport RB (INS–AMBAC)(a)(d)	5.38%	07/01/19	1,000	1,031,290

Series 2003 C, Jet Aviation Fuel Tax Airport RB (INS–AMBAC)(a)(d)	5.38%	07/01/20	1,100	1,128,842

Series 2003 C, Jet Aviation Fuel Tax Airport RB (INS–AMBAC)(a)(d)	5.38%	07/01/22	2,000	2,035,900

Series 2004 A-1, Sub. Lien Airport System RB (INS–NATL)(a)(d)	5.50%	07/01/20	2,000	2,055,660

Las Vegas (City of) Redevelopment Agency; Series 2009 A, Tax Increment RB	6.25%	06/15/16	640	710,336

Las Vegas (City of) Valley Water District; Series 2003 A, Ref. Water Improvement Limited Tax GO Bonds (INS–NATL)(a)	5.25%	06/01/20	5,345	5,666,716

				13,558,614

New Hampshire–0.24%
New Hampshire (State of) Business Finance Authority (United Illuminating Co.); Series 1997, PCR(b)(c)(d)	7.13%	02/01/12	655	680,217

New Jersey–10.14%
New Jersey (State of) Economic Development Authority (Lawrenceville School); Series 1996 B, VRD RB(i)	0.17%	07/01/26	2,500	2,500,000

New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties L.L.C.–Montclair State University Student Housing); Series 2010, RB	5.75%	06/01/31	935	880,574

New Jersey (State of) Economic Development Authority; Sub-Series 2005 N-1, Ref. School Facilities Construction RB (INS–AMBAC)(a)	5.50%	09/01/24	2,000	2,157,200

New Jersey (State of) Housing & Mortgage Finance Agency; Series 2000 CC, Home Buyer RB (INS–NATL)(a)(d)	5.88%	10/01/31	1,230	1,230,344

New Jersey (State of) Transportation Trust Fund Authority; Series 1999 A, Transportation System RB	5.75%	06/15/20	5,000	5,639,950

New Jersey (State of) Turnpike Authority; Series 2003 A, RB (INS–NATL)(a)	5.00%	01/01/27	1,500	1,504,830

Passaic Valley Sewage Commissioners; Series 2003 F, Sewer System RB (INS–NATL)(a)	5.00%	12/01/20	10,000	10,136,500

Tobacco Settlement Financing Corp.;
Series 2007 1A, Sr. Tobacco Settlement Asset-Backed RB	4.63%	06/01/26	3,845	2,736,602

Series 2007 1B, First Sub. Tobacco Settlement Asset-Backed CAB RB(f)	0.00%	06/01/41	6,000	257,940

University of Medicine & Dentistry of New Jersey; Series 2004, COP (INS–NATL)(a)	5.25%	06/15/23	2,000	2,019,580

				29,063,520

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Quality Municipal Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New Mexico–0.41%
Farmington (City of) (Public Service Co. of New Mexico San Juan); Series 2010 C, Ref. PCR	5.90%	06/01/40	$1,250	$1,189,012

New York–18.06%
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT RB	6.25%	07/15/40	820	802,665

Series 2009, PILOT RB	6.38%	07/15/43	340	337,620

Metropolitan Transportation Authority; Series 2002 A, Ref. RB (INS–NATL)(a)	5.00%	11/15/25	10,000	10,018,800

New York (State of) Dormitory Authority (The City of New York); Series 2005 A, Court Facilities Lease RB (INS–AMBAC)(a)	5.50%	05/15/29	1,100	1,143,725

New York City (City of) Municipal Water Finance Authority;
Series 2002 B, Ref. Water & Sewer System RB	5.00%	06/15/26	5,000	5,038,300

Series 2003 A, Water & Sewer System RB	5.38%	06/15/19	3,500	3,699,010

Series 2004 A, Water & Sewer System RB	5.00%	06/15/35	3,000	2,989,320

New York City (City of) Transitional Finance Authority;
Sub-Series 2010 A-1, Future Tax Sec. RB(e)	5.00%	05/01/28	2,040	2,112,522

Sub-Series 2010 A-1, Future Tax Sec. RB(e)	5.00%	05/01/29	1,635	1,691,996

Sub-Series 2010 A-1, Future Tax Sec. RB(e)	5.00%	05/01/30	1,635	1,679,603

New York City (City of) Trust for Cultural Resources (Museum of Modern Art);
Series 2008 1A, Ref. RB(e)	5.00%	04/01/26	1,935	2,023,778

Series 2008 1A, Ref. RB(e)	5.00%	04/01/27	2,815	2,929,345

New York City (City of);
Subseries 1993 A-7, VRD Unlimited Tax GO Bonds (LOC–JP Morgan Chase Bank, N.A.)(i)(j)	0.17%	08/01/20	500	500,000

Subseries 1993 E-5, VRD Unlimited Tax GO Bonds (LOC–JP Morgan Chase Bank, N.A.)(i)(j)	0.18%	08/01/17	1,800	1,800,000

Subseries 2009 A-1, Unlimited Tax GO Bonds(e)	5.25%	08/15/27	2,380	2,479,032

Subseries 2009 A-1, Unlimited Tax GO Bonds(e)	5.25%	08/15/28	2,380	2,474,462

Tobacco Settlement Financing Corp.; Series 2003 B-1C, Asset-Backed RB	5.50%	06/01/17	5,000	5,050,750

Triborough Bridge & Tunnel Authority; Series 2002 E, Ref. Sub. RB (INS–NATL)(a)(e)	5.00%	11/15/32	5,000	5,005,700

				51,776,628

North Carolina–1.60%
Charlotte (City of); Series 2001, Water & Sewer System RB	5.13%	06/01/26	4,500	4,577,535

North Dakota–0.87%
Ward (County of) (Trinity Obligated Group); Series 2006, Health Care Facility RB	5.13%	07/01/29	2,750	2,507,147

Ohio–6.38%
American Municipal Power-Ohio Inc. (Prairie State Energy Campus); Series 2008 A, RB (INS–AGC)(a)(e)	5.25%	02/15/33	5,100	5,141,310

Cuyahoga (County of) (Cleveland Clinic Health System Obligated Group); Series 2003 A, Ref. RB	6.00%	01/01/32	5,370	5,411,242

Lorain (County of) (Catholic Healthcare Partners); Series 2001 A, Ref. & Improvement Hospital Facilities RB	5.63%	10/01/17	3,000	3,102,030

Ohio (State of) Higher Educational Facility Commission (Summa Health System-2010); Series 2010, Hospital Facilities RB	5.75%	11/15/40	2,270	2,036,054

Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR(b)(c)	5.88%	06/01/16	410	441,631

Ohio State University (The); Series 2002 A, General Receipts RB(b)(g)	5.13%	12/01/12	2,000	2,158,440

				18,290,707

Oklahoma–0.44%
Oklahoma (State of) Development Finance Authority (Great Plains Regional Medical Center); Series 2007, Hospital RB	5.13%	12/01/36	1,500	1,266,645

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Quality Municipal Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Oregon–0.66%
Oregon (State of) Department of Administrative Services; Series 2009 A, Lottery RB	5.25%	04/01/24	$685	$754,514

Warm Springs Reservation Confederated Tribes of Oregon (Pelton Round Butte); Series 2009 B, Tribal Economic Development Hydroelectric RB(k)	6.38%	11/01/33	1,145	1,138,084

				1,892,598

Pennsylvania–0.58%
Pennsylvania (State of) Turnpike Commission;
Series 2010 B-2, Sub. RB(l)	5.75%	12/01/28	1,350	1,038,636

Series 2010 B-2, Sub. RB(l)	6.00%	12/01/34	800	609,488

				1,648,124

Puerto Rico–2.99%
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2010 CCC, Power RB	5.25%	07/01/27	1,500	1,447,260

Series 2010 XX, Power RB	5.25%	07/01/40	1,300	1,133,899

Puerto Rico Sales Tax Financing Corp.;
Series 2009 A, First Sub. Sales Tax RB(b)(c)(g)	5.00%	08/01/11	1,375	1,402,252

Series 2010 A, First Sub. Sales Tax RB	5.38%	08/01/39	1,225	1,133,640

Series 2010 A, First Sub. Sales Tax RB	5.50%	08/01/42	1,400	1,314,586

Series 2010 C, First Sub. Sales Tax RB	5.25%	08/01/41	2,350	2,125,951

				8,557,588

South Carolina–5.61%
Charleston Educational Excellence Finance Corp. (Charleston County School District); Series 2005, Installment Purchase RB	5.25%	12/01/29	3,000	3,038,760

Lexington (County of) Health Services District, Inc.; Series 2007, Ref. Hospital RB	5.00%	11/01/16	70	74,823

Richland (County of) (International Paper Co.); Series 2007 A, Ref. Environmental Improvement RB	4.60%	09/01/12	345	352,390

South Carolina (State of) Public Service Authority;
Series 2002 D, Ref. RB(g)	5.00%	01/01/20	5,000	5,305,300

Series 2003 A, Ref. RB (INS–AMBAC)(a)(e)	5.00%	01/01/22	7,000	7,314,370

				16,085,643

Texas–18.41%
AllianceAirport Authority, Inc. (Federal Express Corp.); Series 2006, Ref. Special Facilities RB(d)	4.85%	04/01/21	2,000	1,992,660

Arlington (City of); Series 2009, Special Tax RB	5.00%	08/15/28	2,500	2,476,975

Austin (City of); Series 2001, Ref. Water & Wastewater System RB (INS–AGM)(a)	5.13%	05/15/27	2,950	2,953,835

Bexar (County of) Health Facilities Development Corp. (Army Retirement Residence Foundation); Series 2010, RB	6.20%	07/01/45	1,045	1,004,788

Bexar (County of); Series 2009 A, Flood Control Limited Tax Ctfs. of Obligation	5.00%	06/15/35	2,500	2,560,350

Harris (County of) Industrial Development Corp. (Deer Park Refining L.P.); Series 2006, Solid Waste Disposal RB	5.00%	02/01/23	600	603,336

Harris (County of); Series 2007 C, Ref. Sub. Lien Toll Road Unlimited Tax GO Bonds (INS–AGM)(a)	5.25%	08/15/31	2,380	2,578,706

Houston (City of);
Series 2000 A, Sub. Lien Airport System RB (INS–AGM)(a)(d)	5.88%	07/01/17	6,000	6,131,460

Series 2000 A, Sub. Lien Airport System RB (INS–AGM)(a)(d)	5.63%	07/01/30	5,000	4,999,600

Series 2004 B, Ref. First Lien Combined Utility System RB (INS–NATL)(a)	5.25%	05/15/23	5,120	5,442,560

Series 2009 A, Ref. Public Improvement Limited Tax GO Bonds	5.00%	03/01/27	2,000	2,079,560

Lower Colorado River Authority; Series 2010 A, Ref. RB	5.00%	05/15/40	700	651,266

North Texas Tollway Authority;
Series 2008 D, Ref. First Tier System CAB RB (INS–AGC)(a)(f)	0.00%	01/01/28	8,600	3,025,566

Series 2008 D, Ref. First Tier System CAB RB (INS–AGC)(a)(f)	0.00%	01/01/31	1,650	470,927

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Quality Municipal Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

San Antonio (City of); Series 2001, Ref. Water System RB (INS–NATL)(a)	5.00%	05/15/26	$8,960	$9,011,878

Tarrant (County of) Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group); Series 2007, Retirement Facilities RB	5.13%	05/15/37	875	708,523

Texas (State of) Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC North Tarrant Express Managed Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/39	915	926,410

University of Houston System Board of Regents; Series 2008, Ref. Consolidated RB (INS–AGM)(a)(e)	5.00%	02/15/33	5,100	5,149,164

				52,767,564

Vermont–0.68%
Vermont (State of) Economic Development Authority (Wake Robin Corp.); Series 2006 A, Mortgage RB	5.38%	05/01/36	2,500	1,937,100

Virgin Islands–0.39%
Virgin Islands Public Finance Authority (Virgin Islands Matching Fund Loan Note); Series 2010 A, Sr. Lien Working Capital RB	5.00%	10/01/25	1,125	1,110,274

Washington–7.85%
Energy Northwest (Columbia Generating Station); Series 2002 A, Ref. Electric RB (INS–NATL)(a)	5.75%	07/01/18	5,000	5,279,050

Grant (County of) Public Utility District No. 2; Series 2001 H, Ref. Electric System RB (INS–AGM)(a)	5.38%	01/01/18	5,000	5,158,750

Spokane School District No. 81; Series 2005, Unlimited Tax GO Bonds (INS–NATL)(a)(l)	5.13%	06/01/23	2,500	2,644,475

Washington (State of) Health Care Facilities Authority (Providence Health & Services); Series 2006 A, RB (INS–NATL)(a)	5.25%	10/01/33	1,500	1,487,189

Washington (State of);
Series 2010 A, Various Purpose Unlimited Tax GO Bonds(e)	5.00%	08/01/29	3,725	3,892,811

Series 2010 A, Various Purpose Unlimited Tax GO Bonds(e)	5.00%	08/01/30	3,915	4,046,701

				22,508,976

Wyoming–0.17%
Uinta (County) (Chevron U.S.A. Inc.); Series 1993, Ref. VRD PCR(i)	0.17%	08/15/20	500	500,000

TOTAL INVESTMENTS(m)–164.42% (Cost $479,654,406)				471,281,150

FLOATING RATE NOTE OBLIGATIONS–(16.51)%
Notes with interest rates ranging from 0.24% to 0.33% at 02/28/11 and contractual maturities of collateral ranging from 01/01/22 to 01/01/37 (See Note 1I)(n)				(47,310,000)

OTHER ASSETS LESS LIABILITIES–0.11%				306,463

PREFERRED SHARES–(48.02)%				(137,650,000)

NET ASSETS ATTRIBUTABLE TO COMMON SHARES–100.00%				$286,627,613

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Quality Municipal Income Trust

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.*
BAN	– Bond Anticipation Note
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bond
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
GNMA	– Government National Mortgage Association
GO	– General Obligation
Gtd.	– Guaranteed
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RAB	– Revenue Anticipation Bonds
RB	– Revenue Bonds
Ref	– Refunding
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(d)	Security subject to the alternative minimum tax.
(e)	Underlying security related to Dealer Trusts entered into by the Trust. See Note 1I.
(f)	Zero coupon bond issued at a discount.
(g)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(h)	Security is subject to a shortfall agreement which may require the Trust to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the Dealer Trust. In case of a shortfall, the maximum potential amount of payments the Trust could ultimately be required to make under the agreement is $7,335,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the Dealer Trust.
(i)	Demand security payable upon demand by the Trust at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(j)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(k)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at February 28, 2011 represented 0.40% of the Fund’s Net Assets.
(l)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(m)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

NATL	23.9%

AGM	10.8

(n)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at February 28, 2011. At February 28, 2011, the Trust’s investments with a value of $73,267,705 are held by Special Purpose Trusts established by a Broker Dealer (“Dealer Trusts”) and serve as collateral for the $47,310,000 in the floating rate note obligations outstanding at that date.
*	AMBAC filed for bankruptcy on November 8, 2010.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Quality Municipal Income Trust

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $479,654,406)	$471,281,150

Cash	223,652

Receivable for:
Investments sold	6,846,034

Interest	5,063,601

Investment for trustee deferred compensation and retirement plans	1,662

Other assets	13,823

Total assets	483,429,922

Liabilities:
Floating rate note obligations	47,310,000

Payable for:
Investments purchased	10,995,986

Accrued fees to affiliates	92

Accrued other operating expenses	783,659

Trustee deferred compensation and retirement plans	62,572

Total liabilities	59,152,309

Preferred shares ($0.01 par value, authorized 1,000,000 shares, 2,753 issued with liquidation preference of $50,000 per share)	137,650,000

Net assets applicable to common shares	$286,627,613

Net assets applicable to common shares consist of:
Shares of beneficial interest — common shares	$329,527,966

Undistributed net investment income	4,752,603

Undistributed net realized gain (loss)	(39,279,700)

Unrealized appreciation (depreciation)	(8,373,256)

$286,627,613

Shares outstanding, $0.01 par value per common share with an unlimited number of shares authorized:
Common shares outstanding	23,505,265

Net asset value per common share	$12.19

Market value per common share	$11.81

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Quality Municipal Income Trust

Statement of Operations

For the period November 1, 2010 to February 28, 2011 and the year ended October 31, 2010

	Four months
	ended	Year ended
	February 28,	October 31,
	2011	2010

Investment income:
Interest	$7,689,737	$24,561,678

Expenses:
Advisory fees	428,879	1,367,347

Administrative services fees	38,381	287,400

Custodian fees	4,833	15,154

Interest, facilities and maintenance fees	189,930	741,575

Professional services fees	629,381	216,812

Transfer agent fees	4,650	11,237

Trustees’ and officers’ fees and benefits	7,197	39,466

Other	38,308	142,870

Total expenses	1,341,559	2,821,861

Less: Fees waived	—	(5,495)

Net expenses	1,341,559	2,816,366

Net investment income	6,348,178	21,745,312

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(628,495)	(3,287,687)

Futures contracts	—	354,697

	(628,495)	(2,932,990)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(27,106,233)	20,567,255

Futures contracts	—	(334,318)

	(27,106,233)	20,232,937

Net realized and unrealized gain (loss)	(27,734,728)	17,299,947

Net increase (decrease) in net assets resulting from operations	(21,386,550)	39,045,259

Distributions to preferred shareholders from net investment income	(185,955)	(548,039)

Net increase (decrease) in net assets from operations applicable to common shares	$(21,572,505)	$38,497,220

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Quality Municipal Income Trust

Statement of Changes in Net Assets

For the period November 1, 2010 to February 28, 2011 and the years ended October 31, 2010 and 2009

	Four months ended	Year ended	Year ended
	February 28,	October 31,	October 31,
	2011	2010	2009

Operations:
Net investment income	$6,348,178	$21,745,312	$22,458,037

Net realized gain (loss)	(628,495)	(2,932,990)	(28,621,279)

Change in net unrealized appreciation (depreciation)	(27,106,233)	20,232,937	60,818,051

Net increase (decrease) in net assets resulting from operations	(21,386,550)	39,045,259	54,654,809

Distributions to auction rate preferred shareholders from net investment income	(185,955)	(548,039)	(1,258,408)

Net increase (decrease) in net assets from operations applicable to common shares	(21,572,505)	38,497,220	53,396,401

Distributions to common shareholders from net investment income	(6,699,001)	(20,097,004)	(18,245,963)

Net increase in net assets	(28,271,506)	18,400,216	35,150,438

Net assets applicable to common shares:
Beginning of year	314,899,119	296,498,903	261,348,465

End of year (includes undistributed net investment income of $4,752,603, $5,304,890 and $4,206,950, respectively)	$286,627,613	$314,899,119	$296,498,903

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Quality Municipal Income Trust

Statement of Statement Of Cash Flows

For the period November 1, 2010 to February 28, 2011 and the year ended October 31, 2010

	Four months
	ended	Year ended
	February 28,	October 31,
	2011	2010

Net increase (decrease) in net assets from operations applicable to common shares	$(21,572,505)	$38,497,220

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Net realized gain on investment securities	628,495	3,287,687

Net change in unrealized appreciation (depreciation) on investments	27,106,233	(20,567,255)

Amortization of premium	512,025	1,150,337

Accretion of discount	(279,648)	(1,040,146)

Cost of purchases on investments	(12,681,555)	(53,482,991)

Proceeds from sales of investments	16,647,176	69,094,481

Net sale (purchase) of short-term investments	—	757,732

Decrease in interest receivables and other assets	2,701,519	134,339

Increase (decrease) in accrued expenses and other payables	542,154	(66,641)

Net cash provided by operating activities	13,603,894	37,764,763

Cash flows provided by (used in) financing activities:
Dividends paid to common shareholders from net investment income	(6,699,001)	(20,097,004)

Increase (decrease) in payable for amount due custodian	(1,801,241)	1,801,241

Net proceeds from and repayments of floating rate note obligations	(4,880,000)	(19,469,000)

Net cash provided by (used in) financing activities	(13,380,242)	(37,764,763)

Net increase in cash	223,652	—

Cash at beginning of period	—	—

Cash at end of period	$223,652	$—

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$189,930	$476,513 †

†	For the year ended October 31, 2010, facilities and maintenance fees were excluded.

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco Quality Municipal Income Trust (the “Trust”), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end series management investment company. Effective June 1, 2010, the Trust’s name changed from Morgan Stanley Quality Municipal Income Trust to Invesco Quality Municipal Income Trust.
  On February 28, 2011, the Trust’s fiscal year-end changed from October 31 to February 28.
  The Trust’s investment objective is to provide current income which is exempt from federal income tax.
  The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

20        Invesco Quality Municipal Income Trust

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally paid annually and are distributed on a pro rata basis to common and preferred shareholders. The Trust may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Trust intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends,” as defined in the Internal Revenue Code.
The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
I.	Floating Rate Note Obligations — The Trust invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Trust. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Trust to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts.

21        Invesco Quality Municipal Income Trust

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.
The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
The Trust generally invest in inverse floating rate securities that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
J.	Futures Contracts — The Trust may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Trust currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Trust recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Trust’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Trust were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Trust would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
L.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining Auction Rate Preferred Shares and floating rate note obligations, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an advisory fee to the Adviser based on the annual rate 0.27% of the Trust’s average weekly net assets including leverage entered into to retire preferred shares of the Trust. Prior to June 1, 2010, the Trust paid an advisory fee of $797,777 to Morgan Stanley Investment Advisors Inc. (“MSIA”) based on the annual rate and Trust’s average weekly net assets as discussed above.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Trust based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses (excluding certain items discussed below) to 0.70%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Trust’s expenses to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Trust has incurred but did not actually

22        Invesco Quality Municipal Income Trust

pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Prior June 1, 2010, investment advisory fees paid by the Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Tax Exempt Portfolio — Institutional Class shares.
  For the period November 1, 2010 to February 28, 2011 and the year ended October 31, 2010, the Adviser and MSIA waived advisory fees of $0 and $5,495, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. Prior to June 1, 2010, the Trust paid an administration fee of $235,726 to Morgan Stanley Services Company, Inc. For the period November 1, 2010 to February 28, 2011 and the year ended October 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Trust.
  Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the period November 1, 2010 to February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$471,281,150	$—	$471,281,150

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Effect of Derivative Instruments for the period November 1, 2010 to February 28, 2011 and year ended October 31, 2010

  The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, held as of the period November 1, 2010 to February 28, 2011 and the year ended October 31, 2010:

	Location of Gain (Loss) on
	Statement of Operations
	Futures
	For the	For the
	four months ended	year ended
	February 28, 2011	October 31, 2010*

Realized Gain
Interest rate risk	$—	$354,697

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	$—	$(334,318)

Total	$—	$20,379

*	The average notional value of futures outstanding during the year ended October 31, 2010 was $4,598,643.

23        Invesco Quality Municipal Income Trust

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Trustees have the option to defer compensation payable by the Trust, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Trust to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Trust may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Trust to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Trust.
  During the period November 1, 2010 to February 28, 2011 and the period June 1, 2010 to October 31, 2010, the Trust paid legal fees of $797 and $85, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the period November 1, 2010 to February 28, 2011 and year ended October 31, 2010 were $51,379,000 and 0.60% and $64,606,692 and 0.74%, respectively.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period November 1, 2010 to February 28, 2011 and Years Ended October 31, 2010 and 2009:

	2011	2010	2009

Tax-exempt income	$6,884,956	$20,637,070	$19,504,371

Ordinary income	—	7,973	—

Total distributions	$6,884,956	$20,645,043	$19,504,371

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$4,731,385

Net unrealized appreciation (depreciation) — investments	(7,958,124)

Temporary book/tax differences	(62,374)

Capital loss carryforward	(39,611,240)

Shares of beneficial interest — common shares	329,527,966

Total net assets attributable to common shares	$286,627,613

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to recognition of gain (loss) on tender option bonds and bond accretion and amortization.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

24        Invesco Quality Municipal Income Trust

  The Trust has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2015	$546,258

February 28, 2016	6,903,559

February 28, 2017	28,237,988

February 28, 2018	3,609,219

February 28, 2019	314,216

Total capital loss carryforward	$39,611,240

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the period November 1, 2010 to February 28, 2011 was $15,226,478 and $23,561,336, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$9,434,513

Aggregate unrealized (depreciation) of investment securities	(17,392,637)

Net unrealized appreciation (depreciation) of investment securities	$(7,958,124)

Cost of investments for tax purposes is $479,239,274.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income, on February 28, 2011, undistributed net investment income was decreased by $15,509, undistributed net realized gain (loss) was decreased by $247 and shares of beneficial interest increased by $15,756. This reclassification had no effect on the net assets of the Trust.

NOTE 10—Preferred Shares of Beneficial Interest

The Trust has issued Series 1 through 5 Auction Rate Preferred Shares (“preferred shares”) which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.
  Historically, the Trust paid annual fees equivalent to 0.25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auction. Effective March 31, 2009, the Trust decreased this amount to 0.15% due to auction failures. In the future, if auctions no longer fail, the Trust may return to an annual fee payment of 0.25% of the preferred share liquidation value. These fees are included as a component of interest, facilities and maintenance fees on the Statement of Operations.
  Dividends, which are cumulative, are reset through auction procedures.

		Amount			Range of
Series	Shares†	(000’s omitted)†	Rate†	Reset Date	Dividend Rates††

1	741	$37,050	0.426	03/02/2011	0.366-0.503%

2	265	13,250	0.411	03/03/2011	0.366-0.503

3	741	37,050	0.411	03/03/2011	0.366-0.503

4	741	37,050	0.411	03/03/2011	0.366-0.503

5	265	13,250	0.396	03/04/2011	0.366-0.503

†	As of February 28, 2011.
††	For the period November 1, 2010 to February 28, 2011.
  Subsequent to February 28, 2011 and up through April 1, 2011, the Trust paid dividends to preferred shareholders at rates ranging from 0.381% to 0.396% in the aggregate amount of $49,763.
  The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.
  Beginning February 19, 2008 and continuing through February 28, 2011, all series of preferred shares of the Trust were not successfully remarketed. As a result, the dividend rates of these preferred shares were reset to the maximum applicable rate.
  The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

25        Invesco Quality Municipal Income Trust

  The preferred shares are not listed on an exchange. Investors in preferred shares may participate in auctions through authorized broker-dealers; however, such broker-dealers are not required to maintain a secondary market in preferred shares, and there can be no assurance that a secondary market will develop, or if it does develop, a secondary market may not provide you with liquidity. When a preferred share auction fails, investors may not be able to sell any or all of their preferred shares and because of the nature of the market for preferred shares, investors may receive less than the price paid for their preferred shares if sold outside of the auction.
  The Trust entered into additional floating rate note and dealer trust obligations as an alternative form of leverage in order to redeem and to retire a portion of its preferred shares. Transactions in preferred shares were as follows:

	Shares	Value

Outstanding at October 31, 2010	2,753	$137,650,000

Shares retired	—	—

Outstanding at February 28, 2011	2,753	$137,650,000

NOTE 11—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Four months ended	Year ended	Year ended
	February 28, 2011	October 31, 2010	October 31, 2009

Beginning shares	23,505,265	23,505,265	23,505,265

Shares Issued Through Dividend Reinvestment	—	—	—

Ending shares	23,505,265	23,505,265	23,505,265

  The Trustees have approved share repurchases whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 12—Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to February 28, 2011:

Declaration Date	Amount Per Share	Record Date	Payable Date

March 1, 2011	$0.07125	March 15, 2011	March 31, 2011

April 1, 2011	$0.07125	April 15, 2011	April 29, 2011

26        Invesco Quality Municipal Income Trust

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Four months ended		Year ended October 31,
	February 28, 2011		2010	2009		2008		2007		2006

Net asset value per common share, beginning of period	$13.40		$12.61	$11.12		$14.50		$15.45		$15.38

Net investment income(a)	0.27		0.93	0.96		1.03		1.03		1.01

Net gains (losses) on securities (both realized and unrealized)	(1.19)		0.74	1.36		(3.45)		(0.78)		0.38

Dividends paid to preferred shareholders from net investment income(a)	(0.01)		(0.02)	(0.05)		(0.30)		(0.34)		(0.27)

Total income (loss) from investment operations	(0.93)		1.65	2.27		(2.72)		(0.09)		1.12

Less dividends and distributions paid to common shareholders from:
Net investment income	(0.28)		(0.86)	(0.78)		(0.68)		(0.72)		(0.83)

Net realized gains	—		—	—		—		(0.16)		(0.26)

Total dividends and distributions paid to common shareholders	(0.28)		(0.86)	(0.78)		(0.68)		(0.88)		(1.09)

Anti-dilutive effect of shares repurchased(a)	—		—	—		0.02		0.02		0.04

Net asset value per common share, end of period	$12.19		$13.40	$12.61		$11.12		$14.50		$15.45

Market value, end of period	$11.81		$13.37	$11.80		$9.21		$12.90		$14.39

Total return at net asset value(b)	(6.85)%		13.59%

Total return at market value(b)	(9.55)%		21.12%	37.92%		(24.42)%		(4.59)%		13.20%

Net assets applicable to common shares, end of period (000s omitted)	$286,628		$314,899	$296,499		$261,348		$344,953		$374,247

Portfolio turnover rate(c)	3%		11%	16%		8%		16%		14%

Ratios/supplemental data based on average net assets applicable to common shares:
Ratio of expenses(d)	1.40	%(e)†	0.92%	1.13	%(f)	1.51	%(f)	1.38	%(f)	1.03%

Ratio of expenses excluding interest, facilities and maintenance fees(d)(g)	1.20	%(e)†	0.76%	0.83	%(f)	0.83	%(f)	0.81	%(f)	0.84%

Ratio of net investment income before preferred share dividends	6.65	%(e)	7.11%	8.30	%(f)	7.55	%(f)	6.90	%(f)	6.66%

Preferred share dividends	0.19	%(e)	0.18%	0.46%		2.23%		2.25%		1.78%

Ratio of net investment income after preferred share dividends	6.46	%(e)	6.93%	7.84	%(f)	5.32	%(f)	4.65	%(f)	4.88%

Rebate from Morgan Stanley affiliate	—		—	0.01%		0.01%		0.00	%(h)	—

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	$137,650

Asset coverage per preferred shares(i)	$154,115		329%	315%		269%		266%		280%

Liquidating preference per preferred share	$50,000

(a)	Calculated using average shares outstanding.
(b)	Net asset value return includes adjustments in accordance with accounting principles generally accepted in the United States of America and measures the changes in common shares’ value over the period indicated, taking into account dividends as reinvested. Market value return is computed based upon the New York Stock Exchange market price of the Trust’s common shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(e)	Ratios are annualized and based on average daily net assets applicable to common shares (000’s omitted) of $290,545.
(f)	The ratios reflect the rebate of certain Trust expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(g)	For the years ended October 31, 2010 and prior, ratio does not exclude facilities and maintenance fees.
(h)	Amount is less than 0.01%.
(i)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing this by the number of preferred shares outstanding. For period prior to February 28, 2011, calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing this by preferred shares at liquidation value.
†	Ratio includes an adjustment for a change in accounting estimate for professional services fees during the period. Ratios excluding this adjustment would have been lower by 0.15%.

27        Invesco Quality Municipal Income Trust

NOTE 14—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

The Trust received a shareholder demand letter dated July 16, 2010, from one of the Trust’s shareholders, alleging that the former board and the officers of the Trust breached their fiduciary duty and duty of loyalty and wasted Trust assets by causing the Trust to redeem Auction Rate Preferred Securities (ARPS) at their liquidation value. The Trust also received a shareholder demand letter dated March 25, 2011 alleging that the current board and officers of the Trust breached their fiduciary duty and duty of loyalty and wasted Trust assets by causing the Trust to redeem ARPS at their liquidation value, although the actions complained of occurred prior to the election of the current board and appointment of current officers and prior to the tenure of the current adviser. The shareholders in both letters claim that the board and officers had no obligation to provide liquidity to the ARPS shareholders, the redemptions were improperly motivated to benefit the adviser by preserving business relationships with the ARPS holders, i.e., institutional investors, and the market value and fair value of the ARPS were less than par at the time they were redeemed. The letter alleges that the redemption of the ARPS occurred at the expense of the Trust and its common shareholders. The letter demands that: 1) the Board take action against the adviser and trustees/officers to recover damages; 2) the Board refrain from authorizing further redemptions or repurchases of ARPS by the Trust at prices in excess of fair value or market value at the time of the transaction; and 3) if the Trust does not commence appropriate action, the shareholder will commence a shareholder derivative action on behalf of the Trust. The Board has formed a committee to investigate these claims and make a recommendation to the Board regarding whether pursuit of these claims is in the best interests of the Trust. The Trust has incurred $588,260 in expenses relating to these matters during the period ended February 28, 2011.
  Management of Invesco and the Trust believe that the outcome of the proceedings described above will have no material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

28        Invesco Quality Municipal Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Invesco Quality Municipal Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Quality Municipal Income Trust (hereafter referred to as the “Trust”) at February 28, 2011, and the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period ended February 28, 2011 and the year ended October 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended October 31, 2009 and the financial highlights of the Trust for the periods ended October 31, 2009 and prior were audited by other independent auditors whose report dated December 24, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

29        Invesco Quality Municipal Income Trust

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for the period November 1, 2010 to February 28, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Tax-Exempt Interest Dividends*	99.87%

*	The above percentages are based on ordinary income dividends paid to shareholders during the period November 1, 2010 to February 28, 2011.

30        Invesco Quality Municipal Income Trust

Trustees and Officers
The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2010	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2010	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2010	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2010	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2010	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2010	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2010	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2010	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	2010	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2010	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Larry Soll — 1942 Trustee	2010	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2010	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2010	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2010	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2010	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2010	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange- Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

Office of the Fund	Investment Adviser	Auditors	Custodian
1555 Peachtree Street, N.E.	Invesco Advisers, Inc.	PricewaterhouseCoopers LLP	State Street Bank and Trust Company
Atlanta, GA 3030911	1555 Peachtree Street, N.E.	1201 Louisiana Street, Suite 2900	225 Franklin
	Atlanta, GA 30309	Houston, TX 77002-5678	Boston, MA 02110-2801

Counsel to the Fund Stradley Ronon Stevens & Young, LLP	Counsel to the Independent Trustees	Transfer Agent Computershare Trust Company, N.A.
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 43078
Philadelphia, PA 19103	1177 Avenue of the Americas	Providence, RI 02940-3078
New York, NY 10036-2714

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Trust holdings and proxy voting information
The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can also look up the Trust’s Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is 811-06591.
     A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Trust voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-CE-QMINC-AR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer and Raymond Stickel, Jr. Messrs. Arch, Bunch, Crockett, Dammeyer and Stickel are “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
          PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
	Fees Billed for	Provided for fiscal	Fees Billed for	Provided for fiscal
	Services Rendered to	year end 2/28/2011	Services Rendered to	year end 10/31/2010
	the Registrant for	Pursuant to Waiver of	the Registrant for	Pursuant to Waiver of
	fiscal year end	Pre-Approval	fiscal year end	Pre-Approval
	2/28/2011	Requirement(1)	10/31/2010	Requirement(1)
Audit Fees	$19,250	N/A	$35,000	N/A
Audit-Related Fees(2)	$4,000	0%	$0	0%
Tax Fees(3)	$2,300	0%	$4,300	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$25,550	0%	$39,300	0%
PWC billed the Registrant aggregate non-audit fees of $6,300 for the fiscal year ended February 28, 2011, and $4,300 for the fiscal year ended October 31, 2010, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related fees for the fiscal year end February 28, 2011 includes fees billed for agreed upon procedures related to auction rate preferred securities.

(3)	Tax fees for the fiscal year end February 28, 2011 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end October 31, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
          PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	2/28/2011 That Were	Provided for fiscal year	10/31/2010 That Were	Provided for fiscal year
	Required	end 2/28/2011	Required	end 10/31/2010
	to be Pre-Approved	Pursuant to Waiver of	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended February 28, 2011, and $0 for the fiscal year ended October 31, 2010, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.
Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer, Larry Soll and Raymond Stickel, Jr.

(b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.1. PROXY POLICIES AND PROCEDURES — INSTITUTIONAL

Applicable to	Institutional Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance, Proxy Committee
Policy Approver	Invesco Risk Management Committee
Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to all institutional accounts, clients and funds managed by Invesco Advisers, Inc. (“Invesco”). These policies and procedures do not apply to any of the retail funds managed by Invesco. See Section I.2 for the proxy policies and procedures applicable to Invesco’s retail funds.
A. POLICY STATEMENT
Invesco has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.
Invesco believes that it has a duty to manage clients’ assets in the best economic interests of its clients and that the ability to vote proxies is a client asset.
Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.
Voting of Proxies
Invesco will vote client proxies relating to equity securities in accordance with the procedures set forth below unless a non-ERISA client retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) of an ERISA client retains in writing the right to direct the plan trustee or a third party to vote proxies, or Invesco determines that any benefit the client might gain from voting a proxy

January 2010	I.1 — 1

would be outweighed by the costs associated therewith. In addition, due to the distinct nature of proxy voting for interests in fixed income assets and stable value wrap agreements, the proxies for such fixed income assets and stable value wrap agreements will be voted in accordance with the procedures set forth in the “Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements” section below.
Best Economic Interests of Clients
In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
RiskMetrics’ Services
Invesco has contracted with RiskMetrics Group (“RiskMetrics,” formerly known as ISS), an independent third party service provider, to vote Invesco’s clients’ proxies according to RiskMetrics’ proxy voting recommendations determined by RiskMetrics pursuant to its then-current US Proxy Voting Guidelines, a summary of which can be found at http://www.riskmetrics.com and which are deemed to be incorporated herein. In addition, RiskMetrics will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, the Proxy Committee will review information obtained from RiskMetrics to ascertain whether RiskMetrics (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interests of Invesco’s clients. This may include a review of RiskMetrics’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest and obtaining information about the work RiskMetrics does for corporate issuers and the payments RiskMetrics receives from such issuers.
Custodians forward to RiskMetrics proxy materials for clients who rely on Invesco to vote proxies. RiskMetrics is responsible for exercising the voting rights in accordance with the RiskMetrics proxy voting guidelines. If Invesco receives proxy materials in connection with a client’s account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged RiskMetrics to provide the proxy analyses, vote recommendations and voting of proxies.
In the event that (i) RiskMetrics recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the RiskMetrics vote recommendation, the Proxy Committee will review the issue and direct RiskMetrics how to vote the proxies as described below.

January 2010	I.1 — 2

Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements
Some of Invesco’s fixed income clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request that Invesco’s clients vote proxies on particular matters. RiskMetrics does not currently provide proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the investment team responsible for the particular mandate will review the matter and make a recommendation to the Proxy Manager as to how to vote the associated proxy. The Proxy Manager will complete the proxy ballots and send the ballots to the persons or entities identified in the ballots.
Proxy Committee
The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate and who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote of those members in attendance at a meeting called for the purpose of determining how to vote a particular proxy. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of Invesco. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.
The Proxy Manager shall call for a meeting of the Proxy Committee (1) when override submissions are made; and (2) in instances when RiskMetrics has recused itself or has not provided a vote recommendation with respect to an equity security. At such meeting, the Proxy Committee shall determine how proxies are to be voted in accordance with the factors set forth in the section entitled “Best Economic Interests of Clients,” above.
The Proxy Committee also is responsible for monitoring adherence to these procedures and engaging in the annual review described in the section entitled “RiskMetrics’ Services,” above.
Recusal by RiskMetrics or Failure of RiskMetrics to Make a Recommendation
When RiskMetrics does not make a recommendation on a proxy voting issue or recuses itself due to a conflict of interest, the Proxy Committee will review the issue and determine whether Invesco has a material conflict of interest as determined pursuant to the policies and procedures outlined in the “Conflicts of Interest” section below. If Invesco determines it does not have a material conflict of interest, Invesco will direct RiskMetrics how to vote the proxies. If Invesco determines it does have a material conflict of interest, the Proxy Committee will follow the policies and procedures set forth in such section.

January 2010	I.1 — 3

Override of RiskMetrics’ Recommendation
There may be occasions where Invesco investment personnel, senior officers or a member of the Proxy Committee seek to override a RiskMetrics recommendation if they believe that a RiskMetrics recommendation is not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with a RiskMetrics recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the RiskMetrics recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee along with the certification attached as Appendix A hereto. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the RiskMetrics voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed any conflict of interest.
Proxy Committee Meetings
When a Proxy Committee Meeting is called, whether because of a RiskMetrics recusal or request for override of a RiskMetrics recommendation, the Proxy Committee shall request from the Chief Compliance Officer as to whether any Invesco person has reported a conflict of interest.
The Proxy Committee shall review the report from the Chief Compliance Officer to determine whether a real or perceived conflict of interest exists, and the minutes of the Proxy Committee shall:
(1)	describe any real or perceived conflict of interest,

(2)	determine whether such real or perceived conflict of interest is material,

(3)	discuss any procedure used to address such conflict of interest,

(4)	report any contacts from outside parties (other than routine communications from proxy solicitors), and

(5)	include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.
Based on the above review and determinations, the Proxy Committee will direct RiskMetrics how to vote the proxies as provided herein.
Certain Proxy Votes May Not Be Cast
In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside

January 2010	I.1 — 4

the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients, some of which may be related to requirements of having a representative in person attend the proxy meeting. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. Invesco will not vote if it determines that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of Invesco.
CONFLICTS OF INTEREST
Procedures to Address Conflicts of Interest and Improper Influence
In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with RiskMetrics to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by RiskMetrics, each vote recommendation provided by RiskMetrics to Invesco shall include a representation from RiskMetrics that RiskMetrics has no conflict of interest with respect to the vote. In instances where RiskMetrics has recused itself or makes no recommendation on a particular matter, or if an override submission is requested, the Proxy Committee shall determine how to vote the proxy and instruct the Proxy Manager accordingly, in which case the conflict of interest provisions discussed below shall apply.
In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and Invesco’s clients. For each director, officer and employee of Invesco (“Invesco person”), the interests of Invesco’s clients must come first, ahead of the interest of Invesco and any Invesco person, including Invesco’s affiliates. Accordingly, no Invesco person may put “personal benefit,” whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship with Invesco’s clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each Invesco person avoid any situation that might compromise, or call into question, the exercise of fully independent judgment that is in the interests of Invesco’s clients.

January 2010	I.1 — 5

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Additional examples of situations where a conflict may exist include:
•	Business Relationships — where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

•	Personal Relationships — where an Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

•	Familial Relationships — where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).
In the event that the Proxy Committee determines that Invesco (or an affiliate) has a material conflict of interest, the Proxy Committee will not take into consideration the relationship giving rise to the conflict of interest and shall, in its sole discretion, either (a) decide to vote the proxies pursuant to RiskMetrics’ general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact Invesco’s client(s) for direction as to how to vote the proxies.
In the event an Invesco person has a conflict of interest and has knowledge of such conflict of interest, it is the responsibility of such Invesco person to disclose the conflict to the Chief Compliance Officer. When a Proxy Committee meeting is called, the Chief Compliance Officer will report to the Proxy Committee all real or potential conflicts of interest for the Proxy Committee to review and determine whether such conflict is material. If the Proxy Committee determines that such conflict is material and involves a person involved in the proxy voting process, the Proxy Committee may require such person to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how Invesco should vote such proxy. An Invesco person will not be considered to have a material conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote.
In order to ensure compliance with these procedures, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any Invesco person who submits a RiskMetrics override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A.

January 2010	I.1 — 6

In addition, members of the Proxy Committee must notify Invesco’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence exerted by any Invesco person or by an affiliated company’s representatives with regard to how Invesco should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the Invesco Risk Management Committee. In the event that it is determined that improper influence was exerted, the Risk Management Committee will determine the appropriate action to take, which actions may include, but are not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and cooperating fully with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interests of clients.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Proxy Voting Records
The proxy voting statements and records will be maintained by the Proxy Manager on-site (or accessible via an electronic storage site of RiskMetrics) for the first two (2) years. Copies of the proxy voting statements and records will be maintained for an additional five (5) years by Invesco (or will be accessible via an electronic storage site of RiskMetrics). Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

January 2010	I.1 — 7

APPENDIX A
ACKNOWLEDGEMENT AND CERTIFICATION
     I acknowledge that I have read the Invesco Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Invesco Chief Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

Print Name

Date	Signature

I.1 Proxy Policy Appendix A	Acknowledgement and Certification

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The following individuals are jointly and primarily responsible for the day-to-day management of the Trust:
•	Thomas Byron, Portfolio Manager, who has been responsible for the Trust since 2009 and has been associated with Invesco and/or its affiliates since 2010. From 1981 to 2010, Mr. Byron was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.

•	Robert Stryker, Portfolio Manager, who has been responsible for the Trust since 2009 and has been associated with Invesco and/or its affiliates since 2010. From 1994 to 2010, Mr. Stryker was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.

•	Robert Wimmel, Portfolio Manager, who has been responsible for the Trust since 2009 and has been associated with Invesco and/or its affiliates since 2010. From 1996 to 2010, Mr. Wimmel was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
          Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers’ investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
The following information is as of February 28, 2011:

		Other Registered		Other Pooled
		Investment Companies		Investment Vehicles		Other Accounts
	Dollar Range	Managed (assets in		Managed (assets in		Managed
	of	millions)		millions)		(assets in millions)
	Investments	Number		Number		Number
Portfolio	in Each	of		of		of
Manager	Fund[1]	Accounts	Assets	Accounts	Assets	Accounts	Assets
Invesco Quality Municipal Income Trust
Thomas Byron	None	28	$10,331.6	None	None	None	None
Robert Stryker	None	33	$11,039.2	None	None	None	None
Robert Wimmel	None	29	$11,207.6	None	None	None	None
Potential Conflicts of Interest
          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

[1]	This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

➢	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➢	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.
          The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each affiliated Sub-Adviser
          The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
          Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
          Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
          Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1

Sub-Adviser	Performance time period[2]
Invesco [3,4,5] Invesco Australia Invesco Deutschland	One-, Three- and Five-year performance against Fund peer group.

Invesco Senior Secured	N/A

Invesco Trimark[3]	One-year performance against Fund peer group.

Three- and Five-year performance against entire universe of Canadian funds.
Invesco Hong Kong[3] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.

Invesco Japan[6]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.
          Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
          High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
          Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
          Portfolio managers also participate in benefit plans and programs available generally to all employees.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

[2]	Rolling time periods based on calendar year-end.

[3]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[4]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Select Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

[5]	Portfolio Managers for Invesco Balanced Fund, Invesco Basic Balanced Fund, Invesco Basic Value Fund, Invesco Fundamental Value Fund, Invesco Large Cap Basic Value Fund, Invesco Large Cap Relative Value Fund, Invesco Mid Cap Basic Value Fund, Invesco Mid-Cap Value Fund, Invesco U.S. Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco V.I. Basic Balanced Fund, Invesco V.I. Basic Value Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Income Builder Fund, Invesco Van Kampen American Value Fund, Invesco Van Kampen Comstock Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Value Opportunities Fund, Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. Equity and Income Fund, Invesco Van Kampen V.I. Mid Cap Value Fund and Invesco Van Kampen V.I. Value Fund’s compensation is based on the one-, three- and five-year performance against the Fund’s peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Funds in this footnote 5, they also have a ten-year performance measure.

[6]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark. Furthermore, for the portfolio manager(s) formerly managing the predecessor fund to Invesco Pacific Growth Fund, they also have a ten-year performance measure.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of March 21, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 21, 2011, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a)(1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Quality Municipal Income Trust

By:	/s/ Philip A. Taylor Philip A. Taylor
Principal Executive Officer
Date: May 9, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor Philip A. Taylor
Principal Executive Officer
Date: May 9, 2011

By:	/s/ Sheri Morris Sheri Morris
Principal Financial Officer
Date: May 9, 2011

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.